AXP(R) Growth
                                                                      Dimensions
                                                                            Fund

                                                          2002 SEMIANNUAL REPORT
American
   Express
Funds

(icon of ruler)

AXP Growth Dimensions Fund seeks to provide shareholders with long-term capital growth.


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Profit Power

Rising stock prices often go hand-in-hand with rising profits. AXP Growth Dimensions Fund tries to identify companies with above-average profit potential and the staying power to provide long-term capital appreciation.

CONTENTS
From the Chairman........................3
Portfolio Managers' Q & A................3
Fund Facts...............................6
The 10 Largest Holdings..................7
Financial Statements.....................8
Notes to Financial Statements...........11
Investments in Securities...............19

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2 AXP GROWTH DIMENSIONS FUND -- SEMIANNUAL REPORT

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(picture of Arne H. Carlson)
Arne H. Carlson
Chairman of the board

From the Chairman

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

(picture of Anne Obermeyer)
Anne Obermeyer
Portfolio manager

Portfolio Managers' Q & A

Q: How did the Fund perform over the six months ended January 31, 2002?

A: During a difficult six-month period for the stock market, the Fund registered a decline of 7.64% (return for Class A shares excluding sales charges). By comparison, the Standard & Poor's 500 Index and the Lipper Large-Cap Growth Funds Index returned -6.04% and -7.22%, respectively, for the six months.

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3 AXP GROWTH DIMENSIONS FUND -- SEMIANNUAL REPORT


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(picture of Doug Guffy)
Doug Guffy
Portfolio manager

(picture of Gordon M. Fines)
Gordon M. Fines
Senior portfolio manager*

Q: What were the key factors that contributed to the Fund's performance during that time frame?

A: The period started in the midst of a difficult environment for growth stocks, the focus of this Fund. The U.S. economy was in the midst of what later was defined as a recession, and growth companies were having a difficult time meeting profit expectations. This was reflected in a steady decline in stock values. The events of September 11 exacerbated the situation, and in the days following it, the market reached its low point for the year. However, investor psychology changed dramatically after that. The Fund enjoyed a solid return in the last three months of 2001, as the market again looked to growth stocks for opportunity. The period ended with a minor setback in the market in January 2002, as issues surrounding the collapse of Enron overshadowed what appeared to be encouraging news on the direction of the U.S. economy. Many of our top-performing stocks during the period included technology names such as Intel, Maxim Integrated Products and Xilinx. Retail stocks such as Kohl's, Target, Wal-Mart Stores and Family Dollar Stores also enjoyed solid returns.

Q: What changes did you make to the portfolio during the past six months?

A: We began boosting the Fund's position in stocks that could benefit from a cyclical upturn in the economy, notably in the technology, industrial and consumer retail sectors. That took place starting in August 2001, a time when many of these stocks were available at very attractive prices. This move proved beneficial for the Fund, as many stocks we added enjoyed a solid recovery in the final months of the year. We are particularly optimistic about prospects for the technology segment of the market, especially semiconductor equipment, storage and to a certain extent, computer hardware stocks. We also have boosted the Fund's exposure to health care stocks. While this is not typically considered an economically-sensitive area of the market, we feel there are solid growth prospects among selected stocks in the medical device and biotechnology areas. By contrast, we are maintaining a reduced position in areas of the market we expect will continue to struggle, including energy, consumer staples and telecommunication services stocks.

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4 AXP GROWTH DIMENSIONS FUND -- SEMIANNUAL REPORT
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Q: What is your outlook for the next six months?

A: We anticipate an improved economic environment, which should play into the Fund's strengths in the coming months. The economically-sensitive stocks that we own are likely to respond positively if the economic recovery develops. While we are focused on growth stocks, our emphasis has been on companies that are somewhat conservative in nature and that have proven earnings capabilities and strong balance sheets. The Fund is fully invested, seeking to take advantage of what we expect to be a better market ahead. While the Enron situation has put a cloud over the market that could take some time to clear up, the market could eventually benefit from the problems that have resulted. We can expect more clear, conservative financial statements from companies in the future that are likely to restore credibility in the minds of investors. In summary, we're encouraged that the market will be on more solid ground as the year progresses.

Anne Obermeyer

Doug Guffy

Gordon M. Fines

* Gordon Fines assists with the management of the Fund.

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5 AXP GROWTH DIMENSIONS FUND -- SEMIANNUAL REPORT
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Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
Jan. 31, 2002                                                        $2.54
July 31, 2001                                                        $2.75
Decrease                                                             $0.21

Distributions -- Aug. 1, 2001 - Jan. 31, 2002
From income                                                          $  --
From long-term capital gains                                         $  --
Total distributions                                                  $  --
Total return*                                                       -7.64%

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
Jan. 31, 2002                                                        $2.51
July 31, 2001                                                        $2.73
Decrease                                                             $0.22

Distributions -- Aug. 1, 2001 - Jan. 31, 2002
From income                                                          $  --
From long-term capital gains                                         $  --
Total distributions                                                  $  --
Total return*                                                       -8.06%

Class C -- 6-month performance
(All figures per share)

Net asset value (NAV)
Jan. 31, 2002                                                        $2.51
July 31, 2001                                                        $2.73
Decrease                                                             $0.22

Distributions -- Aug. 1, 2001 - Jan. 31, 2002
From income                                                          $  --
From long-term capital gains                                         $  --
Total distributions                                                  $  --
Total return*                                                       -8.06%

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
Jan. 31, 2002                                                        $2.55
July 31, 2001                                                        $2.76
Decrease                                                             $0.21

Distributions-- Aug. 1, 2001 - Jan. 31, 2002
From income                                                          $  --
From long-term capital gains                                         $  --
Total distributions                                                  $  --
Total return*                                                       -7.61%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.
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6 AXP GROWTH DIMENSIONS FUND -- SEMIANNUAL REPORT
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The 10 Largest Holdings
                                       Percent                  Value
                                   (of net assets)      (as of Jan. 31, 2002)
Medtronic                                  4.6%            $14,288,300
Cisco Systems                              3.9              12,263,600
General Electric                           3.5              10,773,500
Citigroup                                  3.3              10,428,000
American Intl Group                        3.1               9,639,500
Wal-Mart Stores                            3.1               9,596,800
Microsoft                                  3.1               9,556,500
Pfizer                                     2.8               8,750,700
Intel                                      2.7               8,409,600
Fifth Third Bancorp                        2.2               6,957,500

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of pie chart)

The 10 holdings listed here make up 32.3% of net assets

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7 AXP GROWTH DIMENSIONS FUND -- SEMIANNUAL REPORT
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Financial Statements

Statement of assets and liabilities
AXP Growth Dimensions Fund

Jan. 31, 2002 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $351,694,468)                                            $ 309,771,518
Cash in bank on demand deposit                                                         233
Dividends and accrued interest receivable                                          110,567
Receivable for investment securities sold                                        3,674,056
Other prepaid assets                                                               383,323
                                                                                   -------
Total assets                                                                   313,939,697
                                                                               -----------
Liabilities
Capital shares payable                                                               1,500
Payable for investment securities purchased                                      2,337,244
Accrued investment management services fee                                           4,234
Accrued distribution fee                                                             4,181
Accrued transfer agency fee                                                          1,435
Accrued administrative services fee                                                    254
Other accrued expenses                                                             105,666
                                                                                   -------
Total liabilities                                                                2,454,514
                                                                                 ---------
Net assets applicable to outstanding capital stock                           $ 311,485,183
                                                                             =============
Represented by
Capital stock -- $.01 par value (Note 1)                                     $   1,231,012
Additional paid-in capital                                                     513,972,821
Net operating loss                                                                (770,679)
Accumulated net realized gain (loss) (Note 5)                                 (161,025,021)
Unrealized appreciation (depreciation) on investments                          (41,922,950)
                                                                               -----------
Total -- representing net assets applicable to outstanding capital stock     $ 311,485,183
                                                                             =============
Net assets applicable to outstanding shares:    Class A                      $ 206,306,039
                                                Class B                      $  99,510,340
                                                Class C                      $   5,637,502
                                                Class Y                      $      31,302
Net asset value per share of outstanding capital stock:
                                                Class A shares   81,198,943  $        2.54
                                                Class B shares   39,644,272  $        2.51
                                                Class C shares    2,245,657  $        2.51
                                                Class Y shares       12,296  $        2.55
                                                                     ------  -------------

See accompanying notes to financial statements.
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8 AXP GROWTH DIMENSIONS FUND -- SEMIANNUAL REPORT
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
Statement of operations
AXP Growth Dimensions Fund

Six months ended Jan. 31, 2002 (Unaudited)
Investment income
Income:
Dividends                                                                  $  1,109,950
Interest                                                                        266,102
   Less foreign taxes withheld                                                   (4,072)
                                                                                 ------
Total income                                                                  1,371,980
                                                                              ---------
Expenses (Note 2):
Investment management services fee                                              682,917
Distribution fee
   Class A                                                                      260,163
   Class B                                                                      491,872
   Class C                                                                       27,492
Transfer agency fee                                                             388,146
Incremental transfer agency fee
   Class A                                                                       28,034
   Class B                                                                       24,218
   Class C                                                                        1,811
Service fee -- Class Y                                                               17
Administrative services fees and expenses                                        48,774
Compensation of board members                                                     5,743
Custodian fees                                                                   25,725
Printing and postage                                                             61,079
Registration fees                                                               245,787
Audit fees                                                                        7,125
Other                                                                             4,885
                                                                                  -----
Total expenses                                                                2,303,788
   Expenses reimbursed by AEFC (Note 2)                                        (155,357)
                                                                               --------
                                                                              2,148,431
   Earnings credits on cash balances (Note 2)                                    (5,772)
                                                                                 ------
Total net expenses                                                            2,142,659
                                                                              ---------
Investment income (loss) -- net                                                (770,679)
                                                                               --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                  (56,852,949)
Net change in unrealized appreciation (depreciation) on investments          29,975,540
                                                                             ----------
Net gain (loss) on investments                                              (26,877,409)
                                                                            -----------
Net increase (decrease) in net assets resulting from operations            $(27,648,088)
                                                                           ============

See accompanying notes to financial statements.

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9 AXP GROWTH DIMENSIONS FUND -- SEMIANNUAL REPORT
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
Statements of changes in net assets
AXP Growth Dimensions Fund
                                                                            Jan. 31, 2002  July 31, 2001
                                                                          Six months ended  Year ended
                                                                             (Unaudited)
Operations and distributions
Investment income (loss) -- net                                            $   (770,679)  $  (1,178,432)
Net realized gain (loss) on investments                                     (56,852,949)   (104,093,286)
Net change in unrealized appreciation (depreciation) on investments          29,975,540     (70,556,768)
                                                                             ----------     -----------
Net increase (decrease) in net assets resulting from operations             (27,648,088)   (175,828,486)
                                                                            -----------    ------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                        --         (15,831)
      Class Y                                                                        --              (1)
                                                                                    ---              --
Total distributions                                                                  --         (15,832)
                                                                                    ---         -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                   44,454,849     391,327,318
   Class B shares                                                            20,703,188     181,122,125
   Class C shares                                                             1,176,533       9,103,911
   Class Y shares                                                                     5          97,543
Reinvestment of distributions at net asset value
   Class A shares                                                                    --          15,759
Payments for redemptions
   Class A shares                                                           (52,131,415)    (64,849,858)
   Class B shares (Note 2)                                                  (20,939,568)    (27,010,710)
   Class C shares (Note 2)                                                     (960,275)     (1,044,602)
   Class Y shares                                                                (7,089)        (30,799)
                                                                                 ------         -------
Increase (decrease) in net assets from capital share transactions            (7,703,772)    488,730,687
                                                                             ----------     -----------
Total increase (decrease) in net assets                                     (35,351,860)    312,886,369
Net assets at beginning of period                                           346,837,043      33,950,674
                                                                            -----------      ----------
Net assets at end of period                                                $311,485,183   $ 346,837,043
                                                                           ============   =============

See accompanying notes to financial statements.

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10 AXP GROWTH DIMENSIONS FUND -- SEMIANNUAL REPORT
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Notes to Financial Statements

AXP Growth Dimensions Fund

(Unaudited as to Jan. 31, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP New Dimensions Fund, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP New Dimensions Fund, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities showing potential for significant growth.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an

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11 AXP GROWTH DIMENSIONS FUND -- SEMIANNUAL REPORT
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option is that the Fund pays a premium whether or not the option is exercised.
The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

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12 AXP GROWTH DIMENSIONS FUND -- SEMIANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually based on the combined net assets of the Fund and AXP New Dimensions Fund. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The adjustment decreased the fee by $111,247 for the six months ended Jan. 31, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

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13 AXP GROWTH DIMENSIONS FUND -- SEMIANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $434,398 for Class A, $93,277 for Class B and $1,659 for Class C for the six months ended Jan. 31, 2002.

AEFC and American Express Financial Advisors Inc. agreed to waive certain fees and to absorb certain expenses until July 31, 2002. Under this agreement, total expenses will not exceed 1.15% for Class A, 1.91% for Class B, 1.91% for Class C and 0.99% for Class Y. In addition, for the six months ended Jan. 31, 2002, AEFC and American Express Financial Advisors Inc. further voluntarily agreed to waive certain fees and expenses to 1.12% for Class A, 1.89% for Class B, and 0.94% for Class Y.

During the six months ended Jan. 31, 2002, the Fund's custodian and transfer agency fees were reduced by $5,772 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $99,068,103 and $100,481,697, respectively, for the six months ended Jan. 31, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $18,152 for the six months ended Jan. 31, 2002.

Income from securities lending amounted to $1,780 for the six months ended Jan. 31, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

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14 AXP GROWTH DIMENSIONS FUND -- SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended Jan. 31, 2002
                                           Class A       Class B      Class C       Class Y
Sold                                      17,672,305    8,327,884      475,847           --
Issued for reinvested distributions               --           --           --           --
Redeemed                                 (20,826,689)  (8,488,737)    (388,702)      (2,813)
                                         -----------   ----------     --------       ------
Net increase (decrease)                   (3,154,384)    (160,853)      87,145       (2,813)
                                          ----------     --------       ------       ------

                                                      Year ended July 31, 2001
                                           Class A       Class B      Class C       Class Y
Sold                                     100,323,533   46,329,228    2,304,048       22,229
Issued for reinvested distributions            4,529           --           --           --
Redeemed                                 (20,463,920)  (8,824,909)    (321,927)      (8,116)
                                         -----------   ----------     --------       ------
Net increase (decrease)                   79,864,142   37,504,319    1,982,121       14,113
                                          ----------   ----------    ---------       ------

5. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $101,605,932 as of July 31, 2001, that if not offset by subsequent capital gains, will expire in 2008 through 2010. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2002.

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15 AXP GROWTH DIMENSIONS FUND -- SEMIANNUAL REPORT

7. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                             2002(j)        2001        2000(b)
Net asset value, beginning of period                                                     $2.75         $ 4.87       $4.92
                                                                                         -----         ------       -----
Income from investment operations:
Net investment income (loss)                                                                --           (.01)         --
Net gains (losses) (both realized and unrealized)                                         (.21)         (2.11)       (.05)
                                                                                          ----          -----        ----
Total from investment operations                                                          (.21)         (2.12)       (.05)
                                                                                          ----          -----        ----
Net asset value, end of period                                                           $2.54         $ 2.75       $4.87
                                                                                         -----         ------       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                                   $206           $232         $22
                                                                                          ----           ----         ---
Ratio of expenses to average daily net assets(c)                                         1.12%(d,h)     1.12%(d)    1.10%(d,h)
                                                                                         ----           ----        ----
Ratio of net investment income (loss) to average daily net assets                        (.24%)(h)      (.16%)       .37%(h)
                                                                                         ----           ----         ---
Portfolio turnover rate (excluding short-term securities)                                  34%            67%          2%
                                                                                           --             --           -
Total return(i)                                                                         (7.64%)       (43.53%)     (1.02%)
                                                                                        -----         ------       -----

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                             2002(j)        2001        2000(b)
Net asset value, beginning of period                                                     $2.73         $ 4.87       $4.92
                                                                                         -----         ------       -----
Income from investment operations:
Net investment income (loss)                                                              (.01)          (.02)         --
Net gains (losses) (both realized and unrealized)                                         (.21)         (2.12)       (.05)
                                                                                          ----          -----        ----
Total from investment operations                                                          (.22)         (2.14)       (.05)
                                                                                          ----          -----        ----
Net asset value, end of period                                                           $2.51         $ 2.73       $4.87
                                                                                         -----         ------       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                                   $100           $109         $11
                                                                                          ----           ----         ---
Ratio of expenses to average daily net assets(c)                                         1.89%(e,h)     1.89%(e)    1.91%(e,h)
                                                                                         ----           ----        ----
Ratio of net investment income (loss) to average daily net assets                       (1.01%)(h)      (.92%)      (.48%)(h)
                                                                                        -----           ----        ----
Portfolio turnover rate (excluding short-term securities)                                  34%            67%          2%
                                                                                           --             --           -
Total return(i)                                                                         (8.06%)       (43.94%)     (1.02%)
                                                                                        -----         ------       -----

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
16 AXP GROWTH DIMENSIONS FUND -- SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                             2002(j)        2001        2000(b)
Net asset value, beginning of period                                                     $2.73         $ 4.87       $4.92
                                                                                         -----         ------       -----
Income from investment operations:
Net investment income (loss)                                                              (.01)          (.02)         --
Net gains (losses) (both realized and unrealized)                                         (.21)         (2.12)       (.05)
                                                                                          ----          -----        ----
Total from investment operations                                                          (.22)         (2.14)       (.05)
                                                                                          ----          -----        ----
Net asset value, end of period                                                           $2.51         $ 2.73       $4.87
                                                                                         -----         ------       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                                     $6             $6          $1
                                                                                            --             --          --
Ratio of expenses to average daily net assets(c)                                         1.91%(f,h)     1.89%(f)    1.91%(f,h)
                                                                                         ----           ----        ----
Ratio of net investment income (loss) to average daily net assets                       (1.03%)(h)      (.94%)      (.48%)(h)
                                                                                        -----           ----        ----
Portfolio turnover rate (excluding short-term securities)                                  34%            67%          2%
                                                                                           --             --           -
Total return(i)                                                                         (8.06%)       (43.94%)     (1.02%)
                                                                                        -----         ------       -----
Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                             2002(j)        2001        2000(b)
Net asset value, beginning of period                                                     $2.76         $ 4.88       $4.92
                                                                                         -----         ------       -----
Income from investment operations:
Net gains (losses) (both realized and unrealized)                                         (.21)         (2.12)       (.04)
                                                                                          ----          -----        ----
Net asset value, end of period                                                           $2.55         $ 2.76       $4.88
                                                                                         -----         ------       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                                    $--            $--         $--
                                                                                           ---            ---         ---
Ratio of expenses to average daily net assets(c)                                          .94%(g,h)      .95%(g)     .81%(g,h)
                                                                                          ---            ---         ---
Ratio of net investment income (loss) to average daily net assets                        (.05%)(h)      (.03%)       .58%(h)
                                                                                         ----           ----         ---
Portfolio turnover rate (excluding short-term securities)                                  34%            67%          2%
                                                                                           --             --           -
Total return(i)                                                                         (7.61%)       (43.44%)      (.81%)
                                                                                        -----         ------        ----

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
17 AXP GROWTH DIMENSIONS FUND -- SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 26, 2000 (when shares became publicly available) to July 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.22%, 1.16% and 2.32% for the periods ended 2002, 2001 and 2000, respectively.

(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.99%, 1.92% and 3.40% for the periods ended 2002, 2001 and 2000, respectively.

(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.01%, 1.92% and 3.40% for the periods ended 2002, 2001 and 2000, respectively.

(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.03%, 1.00% and 2.12% for the periods ended 2002, 2001 and 2000, respectively.

(h)  Adjusted to an annual basis.

(i)  Total return does not reflect payment of a sales charge.

(j)  Six months ended Jan. 31, 2001 (Unaudited).

--------------------------------------------------------------------------------
18 AXP GROWTH DIMENSIONS FUND -- SEMIANNUAL REPORT

Investments in Securities
AXP Growth Dimensions Fund

Jan. 31, 2002 (Unaudited)
(Percentages represent value of investments compared to net assets)

Common stocks (94.9%)
Issuer                               Shares           Value(a)

Banks and savings & loans (4.0%)
Bank of America                      20,000        $1,260,600
Fifth Third Bancorp                 110,000         6,957,500
U.S. Bancorp                        200,000         4,164,000
Total                                              12,382,100

Beverages & tobacco (1.0%)
Coca-Cola                            70,000         3,062,500

Chemicals (0.2%)
Praxair                               9,000           522,450

Communications equipment & services (4.2%)
Brocade Communications
   Systems                          150,000(b)      5,460,000
Nokia ADR Cl A                      170,000(c)      3,986,500
Verizon Communications               80,000         3,708,000
Total                                              13,154,500

Computer software & services (3.4%)
Electronic Arts                      50,000(b)      2,653,500
Intuit                               70,000(b)      2,747,500
PeopleSoft                           30,000(b)        974,700
VERITAS Software                    100,000(b)      4,255,000
Total                                              10,630,700

Computers & office equipment (11.4%)
Cisco Systems                       620,000(b)     12,263,600
Comverse Technology                  80,000(b)      1,709,600
Dell Computer                        90,000(b)      2,470,500
Intl Business Machines               40,000         4,315,600
Microsoft                           150,000(b)      9,556,500
Oracle                              210,000(b)      3,624,600
Sun Microsystems                    150,000(b)      1,614,000
Total                                              35,554,400

Electronics (11.0%)
Applied Materials                    70,000(b)      3,055,500
Broadcom Cl A                        50,000(b)      2,123,500
Flextronics Intl                     40,000(b,c)      888,000
Intel                               240,000         8,409,600
Jabil Circuit                       120,000(b)      2,784,000
KLA-Tencor                           70,000(b)      4,009,600
Maxim Integrated Products            80,000(b)      4,439,200
Texas Instruments                   160,000         4,993,600
Xilinx                               80,000(b)      3,468,000
Total                                              34,171,000

Energy (2.0%)
Conoco                              110,000         3,097,600
Kerr-McGee                           60,000         3,177,000
Total                                               6,274,600

Financial services (6.1%)
Citigroup                           220,000        10,428,000
Lehman Brothers Holdings             30,000         1,943,100
Merrill Lynch                        45,000         2,294,100
Paychex                              70,000         2,569,000
Schwab (Charles)                    130,000         1,868,100
Total                                              19,102,300

Food (0.6%)
General Mills                        40,000         1,982,000

Health care (17.0%)
Amgen                                60,000(b)      3,330,000
Baxter Intl                          60,000         3,349,800
Biomet                              120,000         3,874,800
Genentech                            90,000(b)      4,450,500
Invitrogen                           90,000(b)      4,847,400
Johnson & Johnson                    50,000         2,875,500
Laboratory Corp
  America Holdings                   40,000(b)      3,256,000
MedImmune                            50,000(b)      2,118,500
Medtronic                           290,000        14,288,300
Pfizer                              210,000         8,750,700
Pharmacia                            50,000         2,025,000
Total                                              53,166,500

Health care services (1.5%)
AmerisourceBergen                    70,000         4,531,100

Household products (1.0%)
Gillette                             90,000         2,997,000

Insurance (5.1%)
ACE                                 110,000(c)      4,273,500
American Intl Group                 130,000         9,639,500
Everest Re Group                     30,000(c)      2,061,000
Total                                              15,974,000

Leisure time & entertainment (3.2%)
Harley-Davidson                      65,000         3,705,000
Viacom Cl B                         155,000(b)      6,198,450
Total                                               9,903,450

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
19 AXP GROWTH DIMENSIONS FUND -- SEMIANNUAL REPORT

Issuer                               Shares           Value(a)

Media (3.8%)
AOL Time Warner                     180,000(b)     $4,735,800
Clear Channel Communications         70,000(b)      3,222,800
USA Networks                        140,000(b)      4,002,600
Total                                              11,961,200

Metals (1.1%)
Alcan                                90,000(c)      3,497,400

Multi-industry conglomerates (7.4%)
General Electric                    290,000        10,773,500
Minnesota Mining & Mfg               45,000         4,986,000
Robert Half Intl                    165,000(b)      4,326,300
Symyx Technologies                  130,000(b)      2,912,000
Total                                              22,997,800

Restaurants & lodging (1.2%)
Marriott Intl Cl A                   90,000         3,670,200

Retail (8.4%)
Best Buy                             50,000(b)      3,700,000
Family Dollar Stores                 60,000         2,023,800
Home Depot                           90,000         4,508,100
Kohl's                               40,000(b)      2,651,600
Target                               80,000         3,552,800
Wal-Mart Stores                     160,000         9,596,800
Total                                              26,033,100

Utilities -- electric (1.3%)
Dominion Resources                   70,000         4,120,900

Total common stocks
(Cost: $337,611,504)                             $295,689,200

Short-term securities (4.5%)
Issuer                Annualized     Amount           Value(a)
                     yield on date payable at
                      of purchase   maturity
U.S. government agencies
Federal Home Loan Bank Disc Nts
  02-01-02              1.94%      $500,000          $499,965
  02-08-02              1.72        500,000           499,803
  04-03-02              1.71        500,000           498,560
Federal Home Loan Mtge Corp Disc Nts
  02-05-02              1.67      3,000,000         2,999,304
  02-22-02              1.69        200,000           199,794
  03-14-02              1.72      4,000,000         3,991,973
  03-19-02              1.69        500,000           498,900
  03-25-02              1.58      1,800,000         1,795,726
Federal Natl Mtge Assn Disc Nts
  02-07-02              1.74        300,000           299,899
  02-13-02              1.67      2,800,000         2,798,394
Total short-term securities
(Cost: $14,082,964)                               $14,082,318

Total investments in securities
(Cost: $351,694,468)(d)                          $309,771,518

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20 AXP GROWTH DIMENSIONS FUND -- SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2002, the value of foreign securities represented 4.7% of net assets.

(d)  At Jan. 31, 2002,  the cost of securities  for federal  income tax purposes
     was  approximately   $351,694,000  and  the  approximate   aggregate  gross
     unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 12,342,000
     Unrealized depreciation                                        (54,264,000)
                                                                    -----------
     Net unrealized depreciation                                   $(41,922,000)
                                                                   ------------


--------------------------------------------------------------------------------
21 AXP GROWTH DIMENSIONS FUND -- SEMIANNUAL REPORT

AXP Growth Dimensions Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: AXDAX      Class B: ABGDX
Class C: AXGDX      Class Y: N/A

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                          (logo)
                                                                        American
                                                                         Express

                                                                 S-6015 C (4/02)